ATLANTIC WHITEHALL FUNDS TRUST

Atlantic Whitehall Growth Fund
Atlantic Whitehall Mid-Cap Growth Fund
Atlantic Whitehall Multi-Cap Global Value Fund
Atlantic Whitehall International Fund
Atlantic Whitehall Equity Income Fund
(Institutional Class)

Supplement dated July 14, 2006
to the Prospectus dated April 1, 2006 ("Prospectus") and
Statement of Additional Information dated April 1, 2006 ("SAI")

This Supplement updates the information in, and should be read in conjunction with, the Prospectus and SAI for the Institutional Class shares of the Atlantic Whitehall Growth Fund, Atlantic Whitehall Mid-Cap Growth Fund, Atlantic Whitehall Multi-Cap Global Value Fund, Atlantic Whitehall International Fund and Atlantic Whitehall Equity Income Fund, dated April 1, 2006.

Effective May 30, 2006, Paul McPheeters was named as a portfolio manager to the Atlantic Whitehall Equity Income Fund. As a result, the section entitled "Investment Adviser" on page 23 of the Prospectus, should be replaced with the following:

Senior investment professionals of the Adviser include Jeff Thomas, Fred Weiss, Jay Pearlstein, Douglas Rogers, Paul McPheeters and James Cosentino. Messrs. Thomas and Weiss are the lead portfolio managers of the Growth Fund. Messrs. Weiss and Pearlstein are the lead portfolio managers of the Mid-Cap Growth Fund. Messrs. Rogers, McPheeters, Weiss and Cosentino are the lead portfolio managers of the Equity Income Fund. Mr. Thomas is the Chief Investment Officer with 32 years of investment experience including 19 years with the Adviser. He focuses primarily on the media, telecom and financial services sectors. Mr. Weiss is a Senior Investment Manager with 29 years of investment experience of which 16 years are with the Adviser. He focuses primarily on the technology and health care sectors. Mr. Pearlstein is a Senior Portfolio Manager with 25 years of investment experience, including 10 years with the Adviser. He is responsible for providing analytical equity research on a number of industries, including retail and consumer products. Mr. Rogers is a Senior Vice President with 13 years of experience, 8 with the Adviser. He focuses primarily on Real Estate Investment Trusts (REITs), quantitative research and performance analysis. Mr. McPheeters is a Senior Vice President with 10 years of investment experience, all but 2 of which have been with the Adviser. He focuses primarily on the media, telecom and energy sectors. Mr. Cosentino is a Vice President and Investment Analyst, and has been a member of the investment team since 1999. He focuses primarily on the financial services industry.

The following is added to the table under the section entitled "Portfolio Managers" on pages 27 and 28 of the SAI:

Other Managed Accounts as of June 30, 2006

Certain of the portfolio managers who are primarily responsible for the day-to-day management of the Funds also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following tables identify, as of June 30, 2006: (i) the Fund(s) managed by the specified portfolio manager; and (ii) the number of other registered investment companies, pooled investment vehicles and other accounts managed by the portfolio manager. The portfolio managers do not manage any accounts with respect to which the advisory fee is based on performance.

		Registered Investment Companies		Unregistered Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Funds Managed	No.	Total Assets	No.	Total Assets	No.	Total Assets
Paul McPheeters	Atlantic Whitehall Equity Income	0	0	2	$219,260,650	236	$212,978,322

The following is added to the table under the section entitled "Securities Ownership" on page 29 of the SAI:

As of June 30, 2006, the portfolio managers owned the following ranges of securities in the Funds:

Name of Portfolio Manager	Dollar Range of Investments in Each Fund
Paul McPheeters	Mid-Cap Growth Fund, between $1-$10,000